December 8, 2003


U.S. Securities & Exchange
Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attn.:  Document Control

Re:    American Depositary
Shares Evidenced by
American Depositary
Receipts each representing
Ten Ordinary Shares of
Corus Group plc  (File No.
33-25214)
******
************
******

Gentlemen:

Pursuant to Rule 424(b)(3)
under the Securities Act of
1933, as amended, on behalf
of The Bank of New York, as
Depositary for securities
against which American
Depositary Receipts are to be
issued, we enclose a copy of
the overstamped ADR
certificate reflecting the
change in nominal value to
10p per Ordinary Share from
the existing 50p per Ordinary
Share.


Pursuant to Section III B of the
General Instructions to the Form F-6
Registration Statement, the
Prospectus consists of the ADR
certificate for Corus Group plc.

Please contact me with any questions
or comments on 212 815- 2247.


/s/ Robert Spinogatti
Robert Spinogatti
Vice President


Encl.

cc:    Paul Dudek, Esq.
         (Office of International
Corporate Finance)